Third Quarter 2021 Earnings Conference Call

November 4, 2021

SHYFT GROUP

Forward-Looking Statement

This presentation contains several forward-looking statements that are not historical facts, including our revenue and earnings guidance, all other information provided with respect to our outlook for 2021 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that are not historical facts. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. Furthermore, statements contained in this presentation relating to the COVID-19 pandemic, the impact of which remains inherently uncertain on our financial results, are forward-looking statements. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include future developments relating to the COVID-19 pandemic, including governmental responses, supply chain shortages, and potential labor issues; operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions including weaknesses resulting from the COVID-19 pandemic; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise.

The financial results included within this presentation are from continuing operations unless otherwise noted.

SHYFT GROUP

“Our record financial performance in the third quarter marked a continuation of what we have been achieving since the beginning of the year. Our team’s resourcefulness and relentless focus on execution and the customer, despite industry-wide supply chain challenges, enabled our growth momentum to continue, while also positioning us for a remarkable year.

Daryl Adams
President and CEO, The Shyft Group

100 FASTEST GROWING COMPANIES 2021
FORTUNE

Shyft Financial Summary – 3Q21

Resourcefulness and focused execution in a challenging environment

Revenue
(in millions)



$203.5
$272.6
34.0% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Backlog more than triples YoY to record $853M

Income from Continuing Operations & EPS
(in millions)



$19.4
$0.54
$21.0
$0.58
8.4% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Profitability up sequentially

Business Update

Fleet Vehicles and Services

- Secured a USPS "add-on" order for 447 truck bodies
- Expanded production in our Kansas City facility to support refrigerated truck assembly
- Continue to work with grocers to develop solutions for home delivery



Specialty Vehicles

- Service body growth continues – expanded production into our facility in North Charleston, SC
- Luxury motorcoach chassis demand continues – achieved 31% market share
- Launched new Isuzu F-Series vehicle in Charlotte, MI


ISUZU

Shyft Innovations

- Building two proof-of-concept EV chassis and new body design
- Opened new dedicated mobility R&D facility
- Shyft EV chassis development continues to track as planned



Financial Review
Third Quarter 2021



Shyft Financial Summary – 3Q21

Continued profitability gains despite supply chain disruptions

Adjusted EBITDA & % of Sales
(in millions)



$32.6
16.0%
$33.7
12.4%
3.5% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Record profitability

Adjusted Net Income & Adjusted EPS
(in millions, except EPS)



$22.1
$0.62
$22.9
$0.63
3.2% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Generated $39.1M of cash from operating activities in Q3

Fleet Vehicles and Services – 3Q21

Record sales and demand as parcel strength continues


Revenue
(in millions)
$198.5
$145.2
36.7% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Backlog of $759M, up 231% YoY


Adjusted EBITDA & % of Sales
(in millions)
$36.8
$33.2
18.5%
22.9%
10.8% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

2nd highest % in history, behind 3Q20

Specialty Vehicles – 3Q21

Strong sales momentum led by luxury motorcoach chassis demand

Revenue
(in millions)



$58.3
$74.1
27.1% Increase
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Backlog of $94M, up 82% YoY

Adjusted EBITDA & % of Sales
(in millions)



$7.2
12.3%
$5.8
7.9%
18.9% Decrease
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Additional pricing actions to take hold in Q4

Liquidity & 2021 Outlook

Raising Full Year Outlook – Expect YoY profit growth of 48%

Liquidity


Cash ($M)
Leverage Ratio
$50
$40
$30
$20
$10
$0
4
3
2
1
0
1Q18
3Q18
1Q19
3Q19
1Q20
3Q20
1Q21
3Q21

- $42M YTD cash flow from operations up $21 YoY
- Total liquidity of $184M, including $169M of borrowing capacity
- Current leverage ratio at 0.1x adj EBITDA

2021 Outlook

($M except per share)	Low	Mid-point	High	% Inc 2020
Revenue	$930.0	$950.0	$970.0	41%
Income from continuing operations	$59.9	$60.6	$61.3	59%
Adjusted EBITDA	$108.0	$109.0	$110.0	43%
EPS	$1.66	$1.68	$1.70	60%
Adjusted EPS	$1.97	$1.99	$2.01	48%

- Strong consistent financial performance throughout 2021
- Proactively managing through current environment to mitigate supply chain headwinds
- Underlying demand for our products remains robust

SHYFT Closing Remarks

- Third quarter results reflect the success of our long-term growth strategy
- Generating orders and sales at record levels despite ongoing inflation and supply chain issues
- Will remain nimble and creative in our approach to managing suppliers and labor into 2022
- Continue to invest in our team, and in new products and technologies that will drive our future growth
- We remain confident in our ability to end the year strong, generating the results our shareholders expect.


POWERED by SHYFT

Q&A Session



SHYFT GROUP

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present these non-GAAP measures because we consider them to be important supplemental measures of our performance. The presentation of these non-GAAP measures enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

The Shyft Group, Inc.	Three Months Ended September 30, 2021	% of sales	2020	% of sales
Income from continuing operations	$ 20,999	7.7%	$ 19,375	9.5%
Net (income) attributable to non-controlling interest	(77)		(41)	
Add (subtract):				
Restructuring and other related charges	-		303	
Acquisition related expenses and adjustments	594		650	
Non-cash stock-based compensation expense	2,079		2,064	
Accelerated depreciation of property, plant and equipment	-		365	
Deferred tax assets valuation allowance	-		275	
Tax effect of adjustments	(733)		(842)	
Adjusted net income	$ 22,862	8.4%	$ 22,149	10.9%
Income from continuing operations	$ 20,999	7.7%	$ 19,375	9.5%
Net (income) attributable to non-controlling interest	(77)		(41)	
Add (subtract):				
Depreciation and amortization	2,982		2,978	
Taxes on income	6,910		7,253	
Interest expense	253		11	
EBITDA	$ 31,067	11.4%	$ 29,576	14.5%
Add (subtract):				
Restructuring and other related charges	-		303	
Acquisition related expenses and adjustments	594		650	
Non-cash stock-based compensation expense	2,079		2,064	
Adjusted EBITDA	$ 33,740	12.4%	$ 32,593	16.0%
Diluted net earnings per share	$ 0.58		$ 0.54	
Add (subtract):				
Restructuring and other related charges	-		0.01	
Acquisition related expenses and adjustments	0.01		0.02	
Non-cash stock-based compensation expense	0.06		0.05	
Accelerated depreciation of property, plant and equipment	-		0.01	
Deferred tax asset valuation allowance	-		0.01	
Tax effect of adjustments	(0.02)		(0.02)	
Adjusted diluted net earnings per share	$ 0.63		$ 0.62	

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,			
The Shyft Group, Inc.	2021	% of sales	2020	% of sales
Income (loss) from continuing operations	$ 16,953	6.9%	$ (1,134)	(0.9%)
Net (income) loss attributable to non-controlling interest	(990)		(70)	
Add (subtract):				
Restructuring and other related charges	505		562	
Acquisition related expenses and adjustments	71		179	
Non-cash stock-based compensation expense	2,850		2,126	
Loss from write-off of construction in process	-		2,430	
Accelerated depreciation of property, plant and equipment	-		2,330	
Loss from liquidation of JV	643		-	
Tax effect of adjustments	(998)		(1,849)	
Adjusted net income	$ 19,034	7.8%	$ 4,574	3.7%
Income (loss) from continuing operations	$ 16,953	6.9%	$ (1,134)	(0.9%)
Net (income) loss attributable to non-controlling interest	(990)		(70)	
Add (subtract):				
Depreciation and amortization	2,759		5,343	
Taxes on income	5,552		(546)	
Interest expense	227		460	
EBITDA	$ 24,501	10.0%	$ 4,053	3.3%
Add (subtract):				
Restructuring and other related charges	505		562	
Acquisition related expenses and adjustments	71		179	
Non-cash stock-based compensation expense	2,850		2,126	
Loss from liquidation of JV	643		-	
Loss from write-off of construction in process	-		2,430	
Adjusted EBITDA	$ 28,570	11.7%	$ 9,350	7.5%
Diluted net earnings per share	$ 0.44		$ (0.03)	
Add (subtract):				
Restructuring and other related charges	-		0.02	
Acquisition related expenses and adjustments	-		0.01	
Non-cash stock-based compensation expense	0.08		0.06	
Loss from liquidation of JV	0.01		-	
Loss from write-off of construction in process	-		0.06	
Accelerated depreciation of property, plant and equipment	-		0.06	
Tax effect of adjustments	-		(0.05)	
Adjusted diluted net earnings per share	$ 0.53		$ 0.13	

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
The Shyft Group, Inc.	**2021**	% of sales	**2020**	% of sales
Income from continuing operations	$ 11,530	5.8%	$ 11,742	6.6%
Net (income) attributable to non-controlling interest	(35)		(67)	
Add (subtract):				
Restructuring and other related charges	-		992	
Acquisition related expenses and adjustments	143		93	
Non-cash stock-based compensation expense	1,642		1,991	
Favorable tax rate in income taxes receivable	-		(2,577)	
Tax effect of adjustments	(432)		(748)	
Adjusted net income	$ 12,848	6.5%	$ 11,426	6.5%
Income from continuing operations	$ 11,530	5.8%	$ 11,742	6.6%
Net (income) attributable to non-controlling interest	(35)		(67)	
Add (subtract):				
Depreciation and amortization	2,571		2,517	
Taxes on income	3,490		377	
Interest (income) expense	(170)		731	
EBITDA	$ 17,386	8.8%	$ 15,300	8.6%
Add (subtract):				
Restructuring and other related charges	-		992	
Acquisition related expenses and adjustments	143		93	
Non-cash stock-based compensation expense	1,642		1,991	
Adjusted EBITDA	$ 19,171	9.7%	$ 18,376	10.4%
Diluted net earnings per share	$ 0.32		$ 0.33	
Add (subtract):				
Restructuring and other related charges	-		0.03	
Acquisition related expenses and adjustments	-		-	
Non-cash stock-based compensation expense	0.04		0.06	
Favorable tax rate in income taxes receivable	-		(0.08)	
Tax effect of adjustments	-		(0.02)	
Adjusted diluted net earnings per share	$ 0.36		$ 0.32	

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Twelve Months Ended December 31, 2021					
The Shyft Group, Inc.	Low		Mid		High	
Income from continuing operations	$	59,886	$	60,576	$	61,266
Add:						
Depreciation and amortization		11,891		11,891		11,891
Interest expense		578		578		578
Taxes		20,906		21,216		21,526
EBITDA	$	93,261	$	94,261	$	95,261
Add (subtract):						
Non-cash stock-based compensation and other charges		14,739		14,739		14,739
Adjusted EBITDA	$	108,000	$	109,000	$	110,000
Earnings per share	$	1.66	$	1.68	$	1.70
Add:						
Non-cash stock-based compensation and other charges		0.41		0.41		0.41
Less tax effect of adjustments		(0.10)		(0.10)		(0.10)
Adjusted earnings per share	$	1.97	$	1.99	$	2.01

Thank you.